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                                                                   EXHIBIT 10.20



                                  ASSIGNMENT OF
                                  OFFICE LEASE

     THIS ASSIGNMENT OF OFFICE LEASE (this "Assignment") is made as of this 4th day of April, 2000 (the "Effective Date"), by and between MARCUS & PARTNERS, L.P., a Delaware limited partnership ("Assignor"), and eVENTURES GROUP, INC. ("Assignee"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Lease (as defined below).

                                   WITNESSETH:

     WHEREAS, Crescent Real Estate Funding I, L.P., a Delaware limited partnership ("Landlord"), is the owner of that certain office building located at 300 Crescent Court, Dallas, Texas 75201, which is commonly known as the "Crescent" (the "Building");


     WHEREAS, Landlord and Assignor are parties to that certain Office Lease dated May 20, 1999, as amended by that certain First Amendment to Office Lease dated March 28th, 2000 (collectively, the "Lease"), whereby Assignor leases from Landlord approximately 9,377 rentable square feet on the 8th floor of the Building; and

     WHEREAS, Assignor and Assignee desire to enter into this Assignment in order to assign the Assignor's rights and interests in the Lease to Assignee and to evidence Assignee's assumption of Assignor's obligations and liabilities under the Lease.

                                   ASSIGNMENT:

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1. Assignment of Lease. Assignor hereby assigns and transfers to Assignee all of Assignor's right, title, claim and interest in and to the Lease.

2. Assumption. Assignee hereby acknowledges and agrees to all of the terms of the Lease and accepts the foregoing assignment, and Assignee assumes and agrees to satisfy and perform, from and after the Effective Date, all the duties and obligations of the Tenant under the Lease, in accordance with the terms thereof.

3. Indemnification. Assignee hereby agrees to indemnify and hold Assignor harmless from (i) any and all duties or obligations of the Tenant under the Lease arising or occurring after the Effective Date and (ii) any costs, damages, liabilities or expenses of any nature whatsoever which arise or occur subsequent to the Effective Date and result from Assignee's failure or inability to satisfy and/or perform the duties or obligations of the Tenant under the Lease from and after the Effective Date.

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     Assignor hereby agrees to indemnify and hold Assignee harmless from (i) any and all duties or obligations of the Tenant under the Lease arising or occurring prior to the Effective Date and (ii) any costs, damages, liabilities or expenses of any nature whatsoever which arise or occur prior to the Effective Date and result from Assignor's failure or inability to satisfy and/or perform the duties or obligations of the Tenant under the Lease prior to the Effective Date.

4. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the Effective Date.


                       ASSIGNOR:     MARCUS & PARTNERS, L.P.,
                                     a Delaware limited partnership

                                     By: J&N Ventures, Inc.,
                                         its general partner



                                         By: /s/ JEFFREY A. MARCUS
                                           -----------------------------------
                                           Jeffrey A. Marcus
                                           President, Chief Executive
                                           Officer, Secretary and Treasurer







                       ASSIGNEE:         eVENTURES GROUP, INC.



                                         By: /s/ STUART CHASANOFF
                                           ------------------------------------
                                         Name:   Stuart Chasanoff
                                             ----------------------------------
                                         Title:   Vice President
                                              ---------------------------------










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